Putnam Research Fund
The fund's portfolio
10/31/23 (Unaudited)

COMMON STOCKS (98.4%)(a)
	Shares	Value
Aerospace and defense (1.3%)
Howmet Aerospace, Inc.	22,873	$1,008,699
Northrop Grumman Corp.	5,736	2,704,123
RTX Corp.(S)	20,946	1,704,795

		5,417,617
Air freight and logistics (0.9%)
FedEx Corp.	15,888	3,814,709

		3,814,709
Automobiles (1.4%)
General Motors Co.	17,693	498,943
Tesla, Inc.(NON)	28,156	5,654,851

		6,153,794
Banks (1.8%)
Bank of America Corp.	112,146	2,953,926
Citigroup, Inc.	122,869	4,852,097

		7,806,023
Beverages (2.4%)
Coca-Cola Co. (The)	76,011	4,293,861
PepsiCo, Inc.	37,838	6,178,189

		10,472,050
Biotechnology (2.3%)
AbbVie, Inc.	40,515	5,719,908
Ascendis Pharma A/S ADR (Denmark)(NON)(S)	19,722	1,761,372
Biogen, Inc.(NON)	4,700	1,116,438
Regeneron Pharmaceuticals, Inc.(NON)	1,622	1,264,982

		9,862,700
Broadline retail (3.9%)
Amazon.com, Inc.(NON)	124,479	16,566,910

		16,566,910
Building products (0.8%)
Johnson Controls International PLC	73,401	3,598,117

		3,598,117
Capital markets (3.4%)
Charles Schwab Corp. (The)	72,653	3,780,862
Goldman Sachs Group, Inc. (The)	15,545	4,719,617
KKR & Co., Inc.	56,176	3,112,150
Quilter PLC (United Kingdom)	769,996	752,669
S&P Global, Inc.	6,464	2,257,940

		14,623,238
Chemicals (1.8%)
Corteva, Inc.	31,075	1,495,951
DuPont de Nemours, Inc.	22,378	1,630,909
Eastman Chemical Co.	13,373	999,364
Linde PLC	1,185	452,860
PPG Industries, Inc.	9,925	1,218,492
Sherwin-Williams Co. (The)	8,111	1,932,121

		7,729,697
Construction materials (0.3%)
CRH PLC (Ireland)	25,498	1,365,928

		1,365,928
Consumer finance (0.3%)
Capital One Financial Corp.	11,481	1,162,910

		1,162,910
Consumer staples distribution and retail (1.9%)
BJ's Wholesale Club Holdings, Inc.(NON)(S)	6,754	460,082
Costco Wholesale Corp.	4,571	2,525,203
Target Corp.	12,717	1,408,917
Walmart, Inc.	24,240	3,961,058

		8,355,260
Containers and packaging (0.6%)
Avery Dennison Corp.	5,583	971,833
Ball Corp.	19,775	952,166
Berry Global Group, Inc.	12,988	714,340

		2,638,339
Electric utilities (2.6%)
Exelon Corp.	63,097	2,456,997
NextEra Energy, Inc.	31,266	1,822,808
NRG Energy, Inc.	133,959	5,677,183
PG&E Corp.(NON)	74,745	1,218,344

		11,175,332
Electronic equipment, instruments, and components (0.5%)
Vontier Corp.	66,649	1,970,144

		1,970,144
Energy equipment and services (0.2%)
Diamond Offshore Drilling, Inc.(NON)	70,971	880,750

		880,750
Entertainment (0.7%)
Netflix, Inc.(NON)	4,880	2,009,047
Walt Disney Co. (The)(NON)	12,904	1,052,837

		3,061,884
Financial services (3.5%)
Apollo Global Management, Inc.	47,242	3,658,420
Mastercard, Inc. Class A	19,484	7,332,803
Visa, Inc. Class A	16,780	3,944,978

		14,936,201
Food products (0.3%)
General Mills, Inc.	19,327	1,260,893

		1,260,893
Ground transportation (1.2%)
Canadian Pacific Kansas City, Ltd. (Canada)	21,108	1,498,035
Hertz Global Holdings, Inc.(NON)(S)	110,244	929,357
Union Pacific Corp.	12,885	2,675,055

		5,102,447
Health care equipment and supplies (2.3%)
Abbott Laboratories	11,269	1,065,484
Becton, Dickinson and Co.	5,396	1,364,001
Boston Scientific Corp.(NON)	46,649	2,387,962
Dexcom, Inc.(NON)	16,069	1,427,409
IDEXX Laboratories, Inc.(NON)	657	262,452
Intuitive Surgical, Inc.(NON)	7,206	1,889,557
Medtronic PLC	5,438	383,705
Stryker Corp.	4,744	1,281,924

		10,062,494
Health care providers and services (5.3%)
Cigna Group (The)	16,545	5,115,714
Elevance Health, Inc.	1,432	644,529
Humana, Inc.	7,374	3,861,691
McKesson Corp.	8,604	3,917,917
UnitedHealth Group, Inc.	16,973	9,090,060

		22,629,911
Hotels, restaurants, and leisure (1.9%)
Aramark	23,492	632,640
Booking Holdings, Inc.(NON)	1,137	3,171,730
Chipotle Mexican Grill, Inc.(NON)	1,153	2,239,357
Hilton Worldwide Holdings, Inc.	13,380	2,027,471

		8,071,198
Household durables (0.9%)
PulteGroup, Inc.	54,802	4,032,879

		4,032,879
Household products (1.8%)
Procter & Gamble Co. (The)	50,162	7,525,805

		7,525,805
Industrial conglomerates (0.9%)
General Electric Co.	7,830	850,573
Honeywell International, Inc.	15,851	2,904,854

		3,755,427
Insurance (2.8%)
AIA Group, Ltd. (Hong Kong)	208,000	1,811,512
Assured Guaranty, Ltd.	86,476	5,396,103
AXA SA (France)	74,875	2,222,146
Prudential PLC (United Kingdom)	232,798	2,442,110

		11,871,871
Interactive media and services (6.2%)
Alphabet, Inc. Class A(NON)	140,500	17,433,240
Meta Platforms, Inc. Class A(NON)	30,839	9,290,866

		26,724,106
Life sciences tools and services (1.3%)
Bio-Rad Laboratories, Inc. Class A(NON)	2,022	556,616
Danaher Corp.	10,297	1,977,230
ICON PLC (Ireland)(NON)	1,071	261,281
Thermo Fisher Scientific, Inc.	6,241	2,775,810

		5,570,937
Machinery (1.4%)
Fortive Corp.	18,086	1,180,654
Ingersoll Rand, Inc.	27,246	1,653,287
Otis Worldwide Corp.	43,266	3,340,567

		6,174,508
Media (0.9%)
Charter Communications, Inc. Class A(NON)	9,285	3,739,998

		3,739,998
Metals and mining (0.6%)
Agnico-Eagle Mines, Ltd. (Canada)	31,645	1,484,183
Glencore PLC (United Kingdom)	194,324	1,026,675

		2,510,858
Multi-utilities (0.3%)
Ameren Corp.	14,447	1,093,782

		1,093,782
Office REITs (0.2%)
Vornado Realty Trust(R)(S)	49,679	953,837

		953,837
Oil, gas, and consumable fuels (4.6%)
BP PLC (United Kingdom)	237,800	1,451,610
Cenovus Energy, Inc. (Canada)	157,294	2,996,724
ConocoPhillips	27,421	3,257,615
Exxon Mobil Corp.	89,101	9,431,340
Shell PLC (United Kingdom)	78,808	2,532,758

		19,670,047
Passenger airlines (0.2%)
Southwest Airlines Co.	43,184	959,980

		959,980
Personal care products (0.3%)
Kenvue, Inc.	64,333	1,196,594

		1,196,594
Pharmaceuticals (3.4%)
4Front Ventures Corp.(NON)	1,724,209	344,842
Eli Lilly and Co.	8,900	4,929,977
Innoviva, Inc.(NON)	146,540	1,818,561
Johnson & Johnson	20,005	2,967,542
Merck & Co., Inc.	38,554	3,959,496
Zoetis, Inc.	4,475	702,575

		14,722,993
Semiconductors and semiconductor equipment (7.2%)
Advanced Micro Devices, Inc.(NON)	61,474	6,055,189
Broadcom, Inc.	9,669	8,135,207
NVIDIA Corp.	30,860	12,584,708
Qualcomm, Inc.	41,206	4,491,042

		31,266,146
Software (13.4%)
Intuit, Inc.	8,814	4,362,489
Microsoft Corp.	102,152	34,538,613
Oracle Corp.	104,225	10,776,865
Salesforce, Inc.(NON)	41,768	8,388,267

		58,066,234
Specialized REITs (0.7%)
Gaming and Leisure Properties, Inc.(R)	63,232	2,870,101

		2,870,101
Specialty retail (2.1%)
CarMax, Inc.(NON)	15,163	926,308
Home Depot, Inc. (The)	21,109	6,009,522
O'Reilly Automotive, Inc.(NON)	978	909,970
TJX Cos., Inc. (The)	9,954	876,649
Warby Parker, Inc. Class A(NON)	11,317	146,895

		8,869,344
Technology hardware, storage, and peripherals (5.5%)
Apple, Inc.	117,843	20,124,049
Seagate Technology Holdings PLC	48,631	3,319,066

		23,443,115
Textiles, apparel, and luxury goods (0.6%)
Levi Strauss & Co. Class A(S)	25,226	344,839
Lululemon Athletica, Inc. (Canada)(NON)	1,810	712,199
Nike, Inc. Class B	14,160	1,455,223

		2,512,261
Trading companies and distributors (0.6%)
United Rentals, Inc.	5,872	2,385,617

		2,385,617
Wireless telecommunication services (0.9%)
T-Mobile US, Inc.(NON)	25,549	3,675,479

		3,675,479

Total common stocks (cost $290,790,983)		$422,310,465

U.S. TREASURY OBLIGATIONS (0.1%)(a)
	Principal amount	Value
U.S. Treasury Notes 1.625%, 5/15/31(i)	$306,000	$245,935

Total U.S. treasury obligations (cost $245,935)		$245,935

PURCHASED OPTIONS OUTSTANDING (—%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
UBS AG
BP PLC (Call)	Jun-24/$45.00	$872,543	$23,853	$14,431
Hertz Global Holdings, Inc. (Call)	Jun-24/25.00	367,489	43,593	1,382

Total purchased options outstanding (cost $57,872)				$15,813

SHORT-TERM INVESTMENTS (2.6%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 5.57%(AFF)	Shares	4,514,395	$4,514,395
Putnam Short Term Investment Fund Class P 5.59%(AFF)	Shares	6,149,425	6,149,425
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30%(P)	Shares	120,000	120,000
U.S. Treasury Bills 5.017%, 11/9/23		$217,000	216,745
U.S. Treasury Bills 5.392%, 12/7/23(SEG)		200,000	198,943

Total short-term investments (cost $11,199,539)			$11,199,508
TOTAL INVESTMENTS

Total investments (cost $302,294,329)			$433,771,721

	FORWARD CURRENCY CONTRACTS at 10/31/23 (aggregate face value $25,019,365) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/20/23	$6,211,225	$6,367,266	$156,041
		Canadian Dollar	Sell	1/17/24	460,996	465,105	4,109
		Danish Krone	Sell	12/20/23	1,139,999	1,161,682	21,683
	Barclays Bank PLC
		Euro	Sell	12/20/23	984,106	1,001,708	17,602
	Citibank, N.A.
		Canadian Dollar	Sell	1/17/24	2,122,428	2,140,140	17,712
		Euro	Sell	12/20/23	1,434,164	1,459,578	25,414
	HSBC Bank USA, National Association
		Hong Kong Dollar	Sell	11/15/23	1,132,635	1,137,075	4,440
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Sell	1/17/24	1,886,298	1,902,888	16,590
		Singapore Dollar	Buy	11/15/23	934,173	934,625	(452)
		Singapore Dollar	Sell	11/15/23	934,173	957,561	23,388
	Morgan Stanley & Co. International PLC
		Canadian Dollar	Buy	1/17/24	546,421	543,439	2,982
		Euro	Sell	12/20/23	546,136	556,370	10,234
	State Street Bank and Trust Co.
		British Pound	Sell	12/20/23	982,454	1,006,679	24,225
		Canadian Dollar	Sell	1/17/24	1,266,871	1,278,099	11,228
		Hong Kong Dollar	Sell	11/15/23	946,364	950,141	3,777
	UBS AG
		Canadian Dollar	Sell	1/17/24	1,016,010	1,025,037	9,027
		Euro	Sell	12/20/23	869,470	882,893	13,423
	WestPac Banking Corp.
		British Pound	Sell	12/20/23	1,219,070	1,249,079	30,009

	Unrealized appreciation						391,884

	Unrealized (depreciation)						(452)

	Total						$391,432
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	8	$1,677,520	$1,684,900	Dec-23	$(62,419)

Unrealized appreciation					—

Unrealized (depreciation)					(62,419)

Total					$(62,419)

WRITTEN OPTIONS OUTSTANDING at 10/31/23 (premiums $22,685) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
UBS AG
BP PLC (Call)	Jun-24/$50.00	$872,543	$23,853	$5,240
Hertz Global Holdings, Inc. (Call)	Jun-24/30.00	367,489	43,593	690

Total				$5,930

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2023 through October 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $429,186,130.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 10/31/23
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$8,137,724	$14,064,650	$17,687,979	$83,137	$4,514,395
	Putnam Short Term Investment Fund**	8,857,497	19,751,668	22,459,740	124,036	6,149,425

	Total Short-term investments	$16,995,221	$33,816,318	$40,147,719	$207,173	$10,663,820
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $4,514,395 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $4,414,234.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $116,357.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to gain exposure to securities.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$37,201,467	$—	$—
Consumer discretionary	46,206,386	—	—
Consumer staples	28,810,602	—	—
Energy	16,566,429	3,984,368	—
Financials	43,171,806	7,228,437	—
Health care	62,849,035	—	—
Industrials	31,208,422	—	—
Information technology	114,745,639	—	—
Materials	13,218,147	1,026,675	—
Real estate	3,823,938	—	—
Utilities	12,269,114	—	—

Total common stocks	410,070,985	12,239,480	—
Purchased options outstanding	—	15,813	—
U.S. treasury obligations	—	245,935	—
Short-term investments	120,000	11,079,508	—

Totals by level	$410,190,985	$23,580,736	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$391,432	$—
Futures contracts	(62,419)	—	—
Written options outstanding	—	(5,930)	—

Totals by level	$(62,419)	$385,502	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$63,000
Written equity option contracts (contract amount)	$63,000
Futures contracts (number of contracts)	10
Forward currency contracts (contract amount)	$25,800,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com